UNITED STATES
SECURITIES AND EXCHAGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[X] Soliciting Material Pursuant to § 240.14a-12

JOHN HANCOCK FINANCIAL SERVICES, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Forward-Looking Statements
Important Legal Information

Filed by John Hancock Financial Services, Inc.
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: John Hancock Financial
Services, Inc. Commission File No.: 1-15607

Forward-Looking Statements

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to GAAP, CGAAP and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The registration statement containing the

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proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

The following comments were made by Thomas E. Moloney, John Hancock Financial Services, Inc. Senior Executive Vice President and Chief Financial Officer, and posted on its internal employee website on November 5, 2003.

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Moloney: Manulife “Driver of Shareholder Value for Years to Come”

During his closing remarks on the Q3 conference call with analysts and investors, Tom Moloney commented on the proposed merger with Manulife Financial announced Sept. 28. Full Story.

Moloney: Manulife “Driver of Shareholder Value for Years to Come”

During his closing remarks on the Q3 conference call with analysts and investors, Tom Moloney commented on the proposed merger with Manulife Financial announced Sept. 28.

“We believe combining these two great organizations will create an even stronger and more profitable enterprise that will be a driver of shareholder value for years to come,” he said.

“While we continue to operate today as a standalone entity, we’re pleased with the dialogue between our two companies as to future business growth opportunities. These plans are being developed at a very high level, to prevent any disruption to current operations, but we’re very excited about the potential for diversification of our combined product offerings, distribution, earnings, geographic footprint and overall risk profile.”

The proxy for the merger, he said, is expected to be filed with the SEC within the next several days.

Forward-looking Statements

The statements, analyses, and other information contained herein relating to trends in the company’s operations and financial results, the markets for the company’s products, the future development of the company’s business, and the contingencies and uncertainties to which the company may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on the company may not be those anticipated by management. John Hancock’s actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in our Form 10-K for the year ended December 31, 2002, and other documents filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other legislation; and government regulation.

The company specifically disclaims any obligation to update or revise any forward looking information, whether as a result of new information, future developments or otherwise.

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Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting notice, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

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